UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

Commission file number 001-31617

BRISTOW GROUP INC.
(Exact name of registrant as specified in charter)

Delaware	72-0679819
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2103 City West Blvd., 4th Floor, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

None

Former name, former address and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.
On March 1, 2019, Bristow Group Inc. (the “Company”) announced that L. Don Miller, Senior Vice President and Chief Financial Officer of the Company, has been appointed to succeed Jonathan E. Baliff as President and Chief Executive Officer of the Company, effective as of the close of business on February 28, 2019. As previously announced, Mr. Baliff has stepped down from the position of President of the Company, effective November 9, 2018, and ceased to serve as Chief Executive Officer of the Company and as a member of the Board of Directors of the Company (the “Board”), effective February 28, 2019. Mr. Miller will join the Board concurrently with the effectiveness of his appointment as President and Chief Executive Officer. Thomas N. Amonett, a member of the Board who has been serving as the interim President of the Company, has been appointed to the role of Executive Vice Chairman of the Board, effective upon the effectiveness of Mr. Miller’s appointment. Brian J. Allman, Vice President and Chief Accounting Officer of the Company, was appointed to succeed Mr. Miller as Senior Vice President and Chief Financial Officer. Mr. Allman will continue to serve as the Company’s Chief Accounting Officer.

Mr. Miller, 56, has served at the Company for several years in a variety of roles. He joined the Company in 2010 and was appointed Senior Vice President and Chief Financial Officer in August 2015. He previously served as the Company’s Senior Vice President, Mergers, Acquisitions and Integration from June 2015 to August 2015, its Vice President, Mergers, Acquisitions and Integration from November 2014 to June 2015 and as its Vice President, Strategy and Structured Transactions from November 2010 to November 2014.

Mr. Allman, 45, joined the Company in 2006 and was appointed Vice President and Chief Accounting Officer in May 2016. Mr. Allman served as the Company’s Vice President, Chief Accounting Officer and Controller from November 2010 to May 2016. In August 2007 he was promoted to Corporate Controller and was subsequently appointed as Chief Accounting Officer in April 2009. He served as Director of Financial Reporting from March 2006 to August 2007.

For his service in the role of President and Chief Executive Officer, Mr. Miller will receive an annual base salary equal to $700,000, and, beginning in fiscal year 2020, a target bonus opportunity equal to 110% of base salary and a target long-term incentive award opportunity equal to $3,000,000. For fiscal year 2019, (1) Mr. Miller’s target bonus opportunity will be $356,354, which takes into account the fact that Mr. Miller served in the Chief Financial Officer role for eleven months in the fiscal year and will serve as Chief Executive Officer for one month during the fiscal year, and (2) subject to Mr. Miller’s continued employment through the applicable vesting dates, Mr. Miller will receive a one-time, cash-based, long-term incentive award opportunity vesting in three equal annual installments beginning in June 2019 in an aggregate amount of $431,250, covering the three-month period prior to the regularly scheduled long-term incentive grant during which Mr. Miller will have additional responsibilities. Mr. Miller will continue to participate in the Bristow Group Inc. Management Severance Benefits Plan for U.S. Employees (the “Severance Policy”), and as Chief Executive Officer his severance multiple will increase from one times base salary plus prorated annual incentive target bonus to two times base salary plus prorated annual incentive target bonus.

For his service in the role of Senior Vice President, Chief Financial Officer and Chief Accounting Officer, Mr. Allman will receive an annual base salary equal to $400,000, and, beginning in fiscal year 2020, a target bonus opportunity equal to 75% of base salary and a target long-term incentive award opportunity equal to $700,000. For fiscal year 2019, (1) Mr. Allman’s target bonus opportunity will be $166,625, which takes into account the fact that Mr. Allman served exclusively as Chief Accounting Officer for eleven months in the fiscal year and will serve as both Chief Accounting Officer and Chief Financial Officer for one month during the fiscal year, and (2) subject to Mr. Allman’s continued employment through the applicable vesting dates, Mr. Allman will receive a one-time, cash based, long-term incentive award opportunity vesting in three equal installments beginning in June 2019 in an aggregate amount of $90,025, covering the three-month period prior to the regularly scheduled long-term incentive grant during which Mr. Allman will have additional responsibilities. In addition, Mr. Allman’s promotion entitles him to change in control benefits under the Severance Policy. If he is terminated in connection with a change in control of the Company or within two years after such a change in control, he would be entitled, pursuant to the Severance Policy, to a prorated portion of his annual incentive target bonus for the fiscal year, cash severance equal to three times the sum of his base salary and the highest annual bonus paid to him during the past three years, accelerated vesting and payment of equity and cash incentive awards under our Long-Term Incentive Plan, a cash amount equal to COBRA premiums for 18 months and outplacement services for 12 months.

Consistent with the Company’s prior practice for executives hired or promoted outside of the regular equity grant cycle, Mr. Miller’s and Mr. Allman’s initial compensation packages do not include an equity component The Company anticipates that each of Mr. Miller and Mr. Allman would be eligible to receive ordinary course equity grants on the Company’s annual schedule.

Mr. Amonett will receive additional director fees of $375,000 annually for his service in the role of Executive Vice Chairman of the Board.

Item 8.01. Other Events.
On March 1, 2019, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 1, 2019

Cautionary Statements Regarding Forward-Looking Information
Investors are cautioned that some of the statements we use in this report contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions, statements that are not historical facts, and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” “hope,” “predict,” and similar words, phrases and expressions, although not all forward-looking statements include such words, phrases or expressions. A discussion of some of the risks, uncertainties, and other important factors that could cause events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and its quarterly report on Form 10-Q for the quarter ended September 30, 2018. The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: March 1, 2019	By:	/s/ E. H. Underwood III
E. H. Underwood III
Interim General Counsel